SUPPLEMENT DATED DECEMBER 4, 2009

TO PROSPECTUSES DATED APRIL 25, 2007
FOR FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE AND
FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

This supplement contains information regarding changes to investment options that are available under your Policy.

The name of The Alger American Fund has been changed to The Alger Portfolios. In addition, the names and class of the following investment options have changed to:

Old Name and Class	New Name and Class

Alger American SmallCap Growth Portfolio, Class O	Alger Small Cap Growth Portfolio, Class I-2

Alger American Income & Growth Portfolio, Class O	Alger Growth & Income Portfolio, Class I-2

Alger American MidCap Growth Portfolio, Class O	Alger Mid Cap Growth Portfolio, Class I-2

Please retain this supplement with your prospectus for future reference.

Protector, Accumulator (Alger) 12/09